SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant                     [X]

Filed by a party other than the Registrant  [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                                PACIFIC CMA, INC.
 ------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

 ------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X] No fee required

         Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:__________________.

         (2) Aggregate number of securities to which transaction applies:__________________.

         (3) Per Unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):________________________________________.

         (4)    Proposed maximum aggregate value of
                transaction:_________________________.

         (5)    Total fee
                paid:_______________________________________________________.


[   ]    Fee paid previously with preliminary materials:____________________.

[   ]    Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount previously paid:_________________________________________.
         (2) Form, Schedule or Registration Statement No.:___________________.
         (3) Filing Party:___________________________________________________.

         (4) Date Filed:_____________________________________________________.

                                PACIFIC CMA, INC.
                           1350 AVENUE OF THE AMERICAS
                                   SUITE 3100
                            NEW YORK, NEW YORK 10019

                                                                    May 17, 2004

Dear Stockholder:

      On behalf of the Board of Directors, I am pleased to invite you to attend the Annual Meeting of Stockholders of Pacific CMA, Inc. (the "Company") which will be held at the offices of the American Stock Exchange, located at 86 Trinity Place, Boardroom, New York, New York 10006, on Friday, June 11, 2004 at 12:00 Noon, New York time.

      On the following pages you will find the Notice of the Annual Meeting of Stockholders and the Proxy Statement giving information which describes the matters to be acted upon at the meeting.

      Also enclosed is a copy of the Company's Annual Report on Form 10-KSB filed with the Securities and Exchange Commission, describing the Company's operations during the fiscal year ended December 31, 2003 (the "Annual Report"). Of course, we will be present at the Annual Meeting to answer any questions you might have.

      Your vote is important. Whether or not you plan to attend the Annual Meeting and regardless of the size of your holdings, we encourage you to sign, date, and mail the enclosed proxy form in the postage prepaid envelope provided. Your right to vote in person at the meeting is not affected by returning the proxy form.

                                                          Sincerely,


                                                          Alfred Lam
                                                          Chairman of the Board

                                PACIFIC CMA, INC.
                           1350 AVENUE OF THE AMERICAS
                                   SUITE 3100
                            NEW YORK, NEW YORK 10019

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


                                                              New York, New York
                                                                    May 17, 2004

To all Stockholders of Pacific CMA, Inc.:

      Notice is hereby given pursuant to the provisions of the General Corporation Law of the State of Delaware that an Annual Meeting of the Stockholders of Pacific CMA, Inc., a Delaware corporation (the "Company", "us", "we" or "our"), will be held at the offices of the American Stock Exchange, 86 Trinity Place, Board Room, New York, New York 10006, on June 11, 2004 at 12:00 Noon, New York time.

      The purposes of this meeting are to consider, discuss, vote and act upon the following:

      1. The election of eight (8) persons to the Company's Board of Directors. All eight (8) persons nominated for election to the Company's Board of Directors, Alfred Lam, Scott Turner, Louisa Chan, Henrik M. Christensen, Kaze Chan, Tan Kay Hock, Liu Kwong Sang and Kim E. Petersen, are currently members of that Board.

      2. The retention of the firm of BKD, LLP as the Company's auditors for the fiscal year to end December 31, 2004.

      3. The ratification of the appointment of Liu Kwong Sang and Tan Kay Hock to the Board's Audit Committee. Liu Kwong Sang and Tan Kay Hock are current members of that Committee.

      4. Approve the full effect of the stock dividend payments, conversion, anti-dilution and other adjustment provisions of the Company's Preferred Stock and Common Stock Purchase Warrants ("Warrants") issued and sold in private placements to two (2) institutional investors in April and May 2004.

      5. To consider other business that may properly come before the meeting. Except with respect to procedural matters incident to the conduct of the meeting, management is not aware of any other business that might come before the meeting.

      Alfred Lam and Buller Services Corp. ("BSC"), who collectively own approximately 66% of the outstanding shares of our Common Stock, have advised us that they intend to vote in favor of each item set forth above. Consequently, the proposals will be approved at the Annual Meeting of Stockholders. Mr. Lam may be deemed to be the beneficial owner of the shares of our Common Stock held by BSC.

      The Board of Directors is soliciting proxies for this Annual Meeting of Stockholders. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. PLEASE READ IT CAREFULLY.

      The Board has set May 10, 2004 as the record date for the meeting. Stockholders who owned shares of the Company's Common Stock on that date are entitled to attend and vote at the meeting, with each share entitled to one vote. There were 25,825,590 shares of the Company's Common Stock issued and outstanding on May 10, 2004.

      Voting materials, which include the Proxy Statement and proxy form are being mailed to stockholders on or about May 17, 2004.

      PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY FORM AND RETURN IT PROMPTLY TO THE COMPANY IN THE ENVELOPE PROVIDED. RETURNING THE PROXY FORM WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                         ******************************

      Our Board of Directors has unanimously approved the above proposals, believing that they are in the best interest of our stockholders and recommends their adoption.


                                             By Order of the Board of Directors,

                                             Alfred Lam
                                             Chairman

Dated: May 17, 2004

                               GENERAL INFORMATION

      This Proxy Statement is furnished in connection with our Annual Meeting of Stockholders called by our Board of Directors to be held at the American Stock Exchange, 86 Trinity Place, Board Room, New York, New York 10006, at 12:00 noon, New York time, on June 11, 2004, and at any and all postponements, continuations or adjournments thereof. This Proxy Statement and the accompanying Notice of Annual Meeting will be first mailed or given to our stockholders on or about May 17, 2004.

      All shares of our Common Stock represented in person or by proxy will be eligible to be voted at the meeting. Alfred Lam and BSC, who collectively own approximately 66% of our outstanding Common Stock, have advised us that they intend to vote in favor of each item set forth above. Consequently, the proposals will be approved at the Annual Meeting of Stockholders.

      Our stockholders of record at the close of business on May 10, 2004 (i.e., the record date) will be entitled to vote at the meeting or any adjournment or adjournments of the meeting. On that date, we had 25,825,590 outstanding shares of Common Stock entitled to one vote per share on the proposals to be presented at the Annual Meeting.

      The presence, whether in person, via telephone or other permitted means of attendance, of the holders of a majority of the voting shares entitled to vote at the meeting is necessary to constitute a quorum for the transaction of business at the meeting. An abstention or withholding authority to vote will be counted as present for determining whether the quorum requirement is satisfied. With respect to the vote on any particular proposal, abstentions will be treated as shares present and entitled to vote, and for purposes of determining the outcome of the vote on any such proposal, shall have the same effect as a vote against the proposal. A broker "non-vote" occurs when a nominee holding shares for a beneficial holder does not have discretionary voting power and does not receive voting instructions from the beneficial owner. Broker "non-votes" on a particular proposal will not be treated as shares present and entitled to vote on the proposal. A broker "non-vote" will have the same effect as a vote against the proposals.

      The affirmative vote of the holders of a majority of our outstanding shares of Common Stock shall be required in order to approve each of the proposals set forth above. Although our By- Laws permit proposals to be carried by a plurality of the votes cast, the Rules of the American Stock Exchange, Inc. ("AMEX") require that the affirmative vote of the holders of a majority of our outstanding shares of Common Stock be required for each of the proposals and our Board of Directors has determined to require such majority for approval of each of the proposals.

      Only one Proxy Statement is being delivered to two or more security holders who share an address unless we have received contrary instructions from one or more of the security holders. We will promptly deliver upon written or oral request a separate copy of the Proxy Statement to a security holder at a shared address to which a single copy of the documents was delivered. If you would like to request additional copies of the Proxy Statement, or if in the future you would like to receive multiple copies of proxy statements or annual reports, or, if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so direct us either by writing to Alfred Lam, Chairman, Pacific CMA, Inc., 1350 Avenue of the Americas, Suite 3100, New York, New York 10019 or calling him at (212) 247-0049.

QUESTIONS AND ANSWERS ABOUT THE PROXY STATEMENT AND ANNUAL MEETING

Q:    WHY AM I RECEIVING THIS PROXY STATEMENT AND PROXY?

A: You are receiving a Proxy Statement and proxy form from us because you own shares of Common Stock of Pacific CMA, Inc. This Proxy Statement describes issues on which we would like you and that you are entitled, as a stockholder, to vote. It also gives you information on these issues so that you can make an informed decision.

      When you sign the proxy form, you appoint Alfred Lam and Scott Turner as your representatives at the meeting. Alfred Lam and Scott Turner will vote your shares, as you have instructed them in the proxy form, at the meeting. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the meeting, it is a good idea to complete, sign and return your proxy form in advance of the meeting just in case your plans change.

      If you have signed and returned the proxy form and an issue comes up for a vote at the meeting that is not identified on the proxy form, Alfred Lam and Scott Turner will vote your shares, under your proxy, in accordance with their best judgment.

Q:    WHAT MATTERS WILL BE VOTED ON AT THE MEETING?

A: The election of eight (8) persons to the Company's Board of Directors. All eight (8) persons nominated for election to the Company's Board of Directors, Alfred Lam, Scott Turner, Louisa Chan, Henrik M. Christensen, Kaze Chan, Tan Kay Hock, Liu Kwong Sang and Kim E. Petersen, are currently members of that Board.

      The retention of the firm of BKD, LLP as the Company's auditors for the fiscal year to end December 31, 2004.

      The ratification of the appointment of Liu Kwong Sang and Tan Kay Hock to the Board's Audit Committee. Liu Kwong Sang and Tan Kay Hock are current members of the Audit Committee.

      Approve the full effect of any stock dividend payment, conversion, anti-dilution and other adjustment provisions of the Company's Preferred Stock and Common Stock Purchase Warrants issued and sold in a private placement to two (2) institutional investors in April 2004.

Q:    HOW DO I VOTE?

A: You may vote either by mail or in person at the Annual Meeting. To vote by mail, complete and sign the enclosed proxy form and mail it in the enclosed, prepaid addressed envelope. If you mark your proxy form to indicate how you want your shares voted on each proposal, your shares will be voted as you instruct.

      If you sign and return your proxy form but do not mark the form to provide voting instructions, the shares represented by your proxy form will be voted "FOR" each of the proposals.

      If you want to vote in person, please come to the meeting. We will be passing out written ballots to anyone who wants to vote at the meeting. Please note, however, that if your shares are held in the name of your broker (or in what is usually referred to as "street name"), you will need to arrange to obtain a proxy from your broker in order to vote in person at the meeting.

Q:    WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY?

A: It means that you have multiple holdings reflected in our stock transfer records and/or in accounts with stockbrokers. Please sign and return ALL proxy forms to ensure that all your shares are voted.

Q:    IF I HOLD SHARES IN THE NAME OF A BROKER, WHO VOTES MY SHARES?

A: We provide each brokerage firm listed in our records as an owner of our shares with a sufficient number of copies of this Proxy Statement so that the brokerage firm can forward copies to the actual owners of the shares. If you received this Proxy Statement from your broker, your broker should have provided you with instructions for giving your broker directions as to how to vote your shares. It will then be your broker's responsibility to vote your shares for you in the manner you direct.

      Under the rules of various national and regional securities exchanges, brokers may generally vote on routine matters, such as the election of directors, a proposal to adjourn a meeting in the discretion of the Company's management and ratification of the appointment of auditors, but cannot vote on non-routine matters, (such as the Company's proposal to approve the full effect of the conversion, anti-dilution and other adjustment provisions of the Preferred Stock and Warrants sold in a private placement to two (2) institutional investors in April and May
      2004) unless they have received voting instructions from the person for whom they are holding shares. Thus, if you do not give your broker instructions as to how to vote your shares, your broker will most likely not be able to vote on the non-routine proposals at the Annual Meeting.

      We encourage you to provide directions to your broker as to how you want he or she to vote your shares on each of the matters to be brought before the Annual Meeting. You should do this by very carefully following the instructions your broker gives you concerning your broker's procedures. This ensures that your shares will be voted at the meeting.

Q:    WHAT IF I CHANGE MY MIND AFTER I RETURN MY PROXY?

A: If you hold your shares in your own name, you may revoke your proxy and change your vote at any time before the polls close at the meeting. You may do this by:

      -- signing another proxy with a later date and returning that proxy to the Company,

      --    sending notice to the Company that you are revoking your proxy, or

      --    voting in person at the Annual Meeting.

Q:    HOW ARE VOTES COUNTED?

A:    Voting results will be tabulated and certified by our transfer agent.

Q:    WHERE DO I FIND THE VOTING RESULTS OF THE MEETING?

A: We will announce preliminary voting results at the meeting. We will file a Report on Form 8-K to announce the results. We will file that report with the Securities and Exchange Commission (the "Commission"), and you can get a copy by contacting the Commission, through the Commission's EDGAR system on its home page at www.sec.gov or through the Company's websites: www.pacificcma.com, www.agihk.com and www.airgatecorp.com. Please note that information on our websites do not constitute part of this Proxy Statement.

Q:    WHO BEARS THE COST OF SOLICITING PROXIES?

A: The Company will bear the cost of soliciting proxies. In addition to solicitations by mail, officers, directors, or employees of the Company or its subsidiaries may solicit proxies in person or by telephone. These persons will not receive any special or additional compensation for soliciting proxies. The Company also reimburses brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

      The Company's Board of Directors presently has eight (8) members. In accordance with the Company's By-laws, the Board of Directors has fixed the size of the Board of Directors at eight (8). A director holds office until the next Annual Meeting of Stockholders of the Company and his or her successor is elected and duly qualified.

      The Board of Directors has nominated the following individuals for election as Directors of the Company with terms expiring at the 2005 Annual Meeting of the Company's Stockholders: Alfred Lam, Scott Turner, Louisa Chan, Henrik M. Christensen, Kaze Chan, Tan Kay Hock, Liu Kwong Sang and Kim E. Petersen .

      Valid proxies received pursuant to this solicitation will be voted in the manner specified. Where no specification is made, it is intended that shares represented by the accompanying proxy will be voted FOR the election of the nominees for Directors, each of whom has consented to being named herein and has indicated his intention to serve if elected. If any nominee for any reason should become unavailable for election or if a vacancy should occur before the election, it is intended that the shares represented by the proxies will be voted for such other person as the Company's Board of Directors shall designate to replace such nominee. The Board of Directors has no reason to believe that any of the nominees will not be available or will prove unable to serve if so elected.

      The names of the eight (8) nominees for election to the Board of Directors, along with their ages, positions and offices with the Company, term of office as a director, principal occupations or employment for the past five
(5) years or more, and additional biographical data is set forth below and is based upon information supplied to the Company by the individuals named.

      ALFRED LAM, age 50, serves as our Chairman of the Board of Directors, Chief Executive Officer and Treasurer. He has been a Director since December 2000. He has served in similar capacities with our predecessors for more than the past five (5) years. He has over 23 years of experience in the freight forwarding industry during which period he established relationships with airlines, shipping lines, customers and overseas agents.

      SCOTT TURNER, age 49, has been our President and a Director since December 2000. He is a co-founder of our subsidiary, Airgate International Corporation, and has served as its President for more than nine (9) years.

      LOUISA CHAN, age 43, has been a director of the Company since December 2000. She has a Diploma of Accounting. She is the spouse of Alfred Lam.

      HENRIK M. CHRISTENSEN, age 48, has served as our Executive Vice President since December 2000, and as a Director since September 2002. Mr. Christensen has more than 28 years of freight forwarding experience, including freight forwarding experience in Denmark, England, Africa, and Hong Kong. Starting as an apprentice in Copenhagen in 1970, he graduated from Koebenhavn's Koebmanskole in 1974, and worked with Kuehne & Nagel until 1986 when he founded Gator International in Dar es Salaam, Lilongwe and Blantyre. In 1990, he co-founded Spedition Services Ltd., a pioneer of transport links between Moscow, London and other CIS Commonwealth of Independent States locations. Mr. Christensen moved to Hong Kong in 1996 to establish FSU Freight Ltd and ShippingPoint.com Limited. Henrik is a Fellow of the United Kingdom's Institute of Freight Forwarders.

      KAZE CHAN, age 38, has served as our Executive Vice President since December 31, 2000 and as a Director since September 2002. He is also the Executive Vice President and the General Manager and co-founder of AGI Logistics
(HK) Ltd. He is responsible for all freight activities in Hong Kong, China, Europe, and North America. From 1993 to 1996, he worked as an Account Manager for Northwest Airlines Inc. Mr. Chan holds a Master of Arts in Urban Studies from Michigan State University in the United States.

      TAN KAY HOCK, age 56, was elected to our Board of Directors in October 2003. Mr. Tan currently is and, has been since 2000, the Managing Director of a management consultancy firm known as Reinecke & Associates (Asia - Pacific) Pte Ltd as well as an Independent Director of Giant Wireless Technology Limited since 2000 and of Tsit Wing International Holdings Limited since 2001, whose shares are listed and traded on the Singapore Exchange Securities Trading Ltd. Mr. Tan was previously the Chairman and Chief Executive Officer of Vincent Intertrans Holdings (Limited), an international freight forwarding company listed on the Stock Exchange of Hong Kong Ltd and the President and Executive Director of Freight Links Express (Holdings) Limited from 1992 to 1999, a freight forwarding and logistics company listed on the Singapore Exchange Securities Trading Ltd. He is a Member of the Singapore Institute of Directors as well as a Panel Member (Undertakings) of the Requisition of Resources Compensation Board of the Singapore Ministry of Defence. In 1990, he was awarded a Public Service Medal (PBM) by the President of Singapore on its 25th National Day.

      KIM E. PETERSEN, age 47, was elected to our Board of Directors in October 2003. He is the President of SeaSecure, LLC, of Ft. Lauderdale, Florida, a global leader in maritime security. Mr. Petersen has over 25 years experience in domestic and international maritime security and antiterrorism activities. For the past six (6) years he has also served as the Executive Director of the Maritime Security Council, which represents over 70% of the world's shipping as well as seaports. He attended Harvard Business School and Virginia Commonwealth University. His civilian career has included senior staff positions with former US Secretaries of State Kissinger and Haig. His maritime background includes serving as the senior security executive at Princess and P&O Cruises, and Renaissance Cruises. He is a Visiting Professor at the United Nation's World Maritime University.

      LIU KWONG SANG, age 42, was elected to our Board of Directors in October 2003. Mr. Liu is a Certified Public Accountant in Hong Kong, and since May 1997, has been managing director of K.S. Liu & Company CPA, Ltd., in Hong Kong. Mr. Liu is an independent non-executive director of Polytec Holdings Ltd. and Satellite Devices Corporation, both of which are public companies listed on the Hong Kong Stock Exchange.

      There is no family relationship between any of the Company's directors, nominees to serve as directors, or executive officers, except that as stated above Alfred Lam, Chairman of our Board of Directors, Chief Executive Officer and Treasurer of the Company is the husband of Louisa Chan, also a Director of the Company. There are no arrangements between any director or director nominee of the Company and any other person pursuant to which he was, or will be, selected as a director.

BOARD OF DIRECTOR AND COMMITTEE MEETINGS

      During the fiscal year ended December 31, 2003 (the "2003 fiscal year"), the Board of Directors of the Company held a total of one (1) meeting and took action by unanimous written consent seven (7) times. In addition, certain directors attended meetings of the Company's sole, standing committee, the Audit Committee. All incumbent directors attended at least 70% of the total number of meetings of the Board of Directors and the respective committees on which they serve.

      The Board of Directors of the Company maintains one (1) standing committees, an Audit Committee. Members of the Audit Committee are to be elected annually at the Board of Directors' meeting following the Annual Meeting of Stockholders. The Board of Directors of the Company does not have a nominating committee nor does any other committee perform similar functions, and all such activities typically associated with such a nominating committee are carried out by the full Board of Directors.

      The Audit Committee held one (1) meeting during the 2003 fiscal year; Liu Kwong Sang and Tan Kay Hock were in attendance at that meeting. The Audit Committee is responsible for overseeing the Company's reporting process and the independent audit of the consolidated financial statements and its duties include: (i) recommending to the Board of Directors the engagement or discharge of the Company's independent public accountants, (ii) meeting with the Company's independent public accountants to review the plans and results of the audit engagement and to review all reports of the independent auditors, and to respond to such reports, (iii) approving the services to be performed by the Company's independent public accountants and giving consideration to the range of the audit and non-audit fees, and (iv) reviewing the scope and results of the internal and external audit procedures of the Company.

      Financial Expert. The Board of Directors has designated Liu Kwong Sang as a "financial expert" as such term is defined in 401(c) of Regulation SB promulgated under the Securities Act of 1933, as amended.

INDEPENDENT DIRECTORS

      Our Board of Directors believes that Liu Kwong Sang, Tan Kay Hock and Kim
E. Petersen are "independent directors" as defined by the rules of the AMEX.

AUDIT COMMITTEE

      The Audit Committee oversees the Company's financial reporting process and the independent audit of the annual consolidated financial statements. The Audit Committee is governed by a formal written Audit Committee Charter which was included as Appendix A to our proxy statement dated October 13, 2003. The Board of Directors, in its business judgment, has determined that the membership of the Audit Committee satisfies the independence requirements of the AMEX and the Company's Audit Committee Charter, notwithstanding the fact that said requirements may not be applicable to us until July 31, 2005. See "AMEX Corporate Governance Requirements" set forth below. The Audit Committee will review and reassess the adequacy of the Audit Committee Charter at least annually. The Audit Committee consists of two independent members. Liu Kwong Sang is professionally engaged in the practice of accounting and auditing.

      The Company, acting through its management and Board of Directors, has the primary responsibility for the financial statements and reporting process, including the systems of internal accounting controls. Management is responsible for the preparation, presentation, and integrity of the Company's financial statements, the financial reporting process, and internal controls. BKD, LLP, independent auditors engaged by the Company, is responsible for auditing the Company's annual financial statements and expressing their opinion thereon in accordance with auditing standards and accounting principles generally accepted in the United States of America.

      The Board of Directors approved the inclusion of the audited consolidated financial statements in the Company's Annual Report filed with the Commission. The Board of Directors has approved the appointment of BKD, LLP to audit the Company's financial statements for our fiscal year to end December 31, 2004.

DIRECTOR NOMINATING PROCESS

      Currently, our Board of Directors is responsible for director nominations; however, it does not have a separate charter governing director nominations. Our Board of Directors intends to appoint a separate Nominating Committee that meets the applicable independence requirements of the AMEX prior to these rules becoming effective with respect to us, if at all. We anticipate that our Board of Directors will approve a charter for the Nominating Committee at the time of its appointment.

      In nominating directors, our Board considers a variety of factors, including whether an individual has experience as a senior executive of a company in the logistics and freight forwarding industries or at a publicly-traded corporation, experience in the management or leadership of a substantial private business enterprise or such other professional experience as our Board of Directors shall determine shall qualify an individual for Board service. Our Board of Directors also strives to achieve an effective balance and range of experience and expertise, including operational experience and financial expertise. In considering candidates for the Board, our Board of Directors will evaluate the entirety of each candidate's credentials. There are no specific minimum qualifications that must be met by a Board-recommended nominee.

      Our Board of Directors will consider director nominees from any reasonable source, including stockholder recommendations tendered in accordance with our By-laws. Our Board also has the authority to hire and pay a fee to consultants or search firms to assist in the process of identifying and evaluating candidates. No such consultants or search firms have been used by the Board to date and, accordingly, no fees have been paid to consultants or search firms.

      Stockholders who wish to nominate an individual for election as a director at an annual meeting of our stockholders must comply with the provisions in our By-laws regarding stockholder nominations. Generally, stockholder nominations must be made in writing and delivered or mailed to the Secretary of Pacific CMA, Inc. not less than 120 days no more than 150 days prior to the date on which the proxy statement for the preceding year's annual meeting of stockholders was mailed. Each stockholder nomination must contain the following information to the extent known by the nominating stockholder: (a) the name and address of each proposed nominee, all information relating to such person as would be required to be disclosed in solicitation of proxies for the election of the nominee pursuant to Regulation 14A of the Securities Exchange Act of 1934, as amended;
(b) the nominee's written consent to serve as a director if elected; (c) the name and address of the nominating stockholder; (d) the number of shares of common stock that are owned and of record by such stockholder; and (e) whether such stockholder intends to deliver a proxy statement and form of proxy to holders of a sufficient number of holders of shares of Common Stock to elect such nominee or nominees. Nominations not made in accordance with these requirements will be disregarded.

      SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE - Section 16 of the Securities Exchange Act of 1934, as amended, requires our officers (as defined under Section 16), directors and persons who beneficially own greater than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the Commission. Based solely on a review of the forms we have received, we believe that, during the year ended December 31, 2003 all Section 16 filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with by such persons.

      CODE OF ETHICS - Our Board of Directors has adopted a Code of Ethics for Senior Financial Officers that applies to our Chief Executive Officer, Chief Financial Officer and other senior financial officers. A copy of the Code of Ethics was filed as Exhibit 14.1 to our Annual Report.

      AMEX Corporate Governance Requirements. We are a "controlled company" as that term is defined in the AMEX's Company Guide. A "controlled company" is a company in which over 50% of its voting power is held by an individual, group or another company. Alfred Lam and Buller Services Corp. own in excess of 66% of our issued and outstanding Common Stock and hold the equivalent percentage in voting power of our securities. Buller Services Corp. is owned and controlled by Mr. Lam. As the result of being a "controlled company," the Company claims exemption from certain listing standards of the AMEX. Specifically, as a result of being a "controlled company," the Company is not required to have (1) nominations for its Board of Directors either be selected or recommended for Board selection, either by a nominating committee comprised solely of our independent directors or by a majority of our independent directors, (2) the compensation of our chief executive officer be determined by or recommended to the Board by either a Compensation Committee, comprised of independent directors or by a majority of independent directors on our Board of Directors, and (3) have a majority of our Board be independent as defined in AMEX's rules.

      Additionally, we are a small business issuer as that term is defined in the Rules and Regulations promulgated by the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). As a result of being a "small business issuer," certain AMEX rules pertaining to director independence and audit committee requirements are not applicable to us until July 31, 2005.

COMPENSATION OF DIRECTORS

      Tan Kay Hock is paid $2,960 per month, plus a meeting fee for his services as a Director of the Company. The other Non-employee Directors of the Company are not compensated for their service on the Board of Directors and its committees. All Directors are reimbursed for their reasonable out-of-pocket expenses incurred in connection with their duties. In addition, Directors are eligible to receive stock options under our 2000 Stock Option Plan (the "Stock Option Plan"). No stock options were granted to our Directors during the year ended December 31, 2003.

      The affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote on this item at the Annual Meeting is necessary to elect those persons nominated to be Directors of the Company. The enclosed proxy provides a means for stockholders to vote for the election of our Directors. If a stockholder executes and returns a proxy, but does not specify how the shares represented by such stockholder's proxy are to be voted, such shares will be voted FOR the election of those persons nominated to be Directors.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL DIRECTOR NOMINEES.

                                   PROPOSAL 2

                              APPROVAL OF AUDITORS

      The Board of Directors has selected BKD, LLP, a certified public accounting firm, as independent auditors of the Company's financial statements for its fiscal year to end December 31, 2004. A representative of BKD, LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he desires to do so. The representative is expected to be available to respond to appropriate questions.

      The affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote on this item at the Annual Meeting is necessary to approve the appointment of BKD, LLP as our Auditors for the fiscal year to end of December 31, 2004. The enclosed proxy provides a means for stockholders to vote for the approval of that appointment. If a stockholder executes and returns a proxy, but does not specify how the shares represented by such stockholder's proxy are to be voted, such shares will be voted FOR the approval of BKD, LLP as our auditors.

      OUR BOARD OF DIRECTORS RECOMMEND THAT THE STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO APPROVE BKD, LLP AS THE COMPANY'S AUDITORS FOR ITS FISCAL YEAR ENDING DECEMBER 31, 2004.

                                   PROPOSAL 3

                    RATIFICATION OF AUDIT COMMITTEE NOMINEES

      The Board of Directors has selected Liu Kwong Sang and Tan Kay Hock to serve as members of our Audit Committee until the earlier of their resignation or the next Annual Meeting of Stockholders. The Board of Directors seeks ratification of that selection by our stockholders.

      The affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote on this item at the Annual Meeting is necessary to ratify the appointment of Liu Kwong Sang and Tan Kay Hock to our Audit Committee. The enclosed proxy provides a means for stockholders to vote for the ratification of the appointment of Liu Kwong Sang and Tan Kay Hock to our Audit Committee. If a stockholder executes and returns a proxy, but does not specify how the shares represented by such stockholder's proxy are to be voted, such shares will be voted FOR the ratification of the appointment of Liu Kwong Sang and Tan Kay Hock to our Audit Committee.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE SELECTION OF LIU KWONG SANG AND TAN KAY HOCK TO BE MEMBERS OF OUR AUDIT COMMITTEE.

                                   PROPOSAL 4

                         APPROVAL OF ISSUANCE OF COMMON
                STOCK UPON CONVERSION OF AND AS DIVIDEND PAYMENTS
                 ON OUR PREFERRED STOCK AND EXERCISE OF WARRANTS

      On April 8 and May 6, 2004, we entered into a securities purchase agreements with two institutional investors (the "Investors") pursuant to which, on or about April 13 and May 7, 2004, we sold and issued an aggregate of 5,000 shares of our 6% Series A Convertible Preferred Stock having a stated value of $1,000 and a par value of $.001 per share (the "Series A Preferred Stock") and Warrants to purchase up to 1,562,500 shares of our Common Stock at exercise prices of $1.76 and $2.00 for each of one-half of the Warrants. The agreements also provided that the Investors may purchase up to an additional 5,000 shares of Series A Preferred Stock and warrants to purchase up to 1,562,500 shares of our Common Stock upon the satisfaction of certain Conditions described in the agreement (the "Investment Option"). The terms of the Series A Preferred Stock provide that, the investors may, at their option, convert shares of our Series A Preferred Stock into shares of our Common Stock according to the following formula: dividing the stated value of each Series A Preferred Stock converted by $1.44, subject to adjustment. For more information on the Series A Preferred Stock and the Warrants, you should read the information under "Description of Our Capital Stock - Description of Series A Preferred Stock" and "-- Warrants" below.

      Pursuant to the agreement, we agreed to submit to our stockholders Proposal 4 to ensure that a sufficient amount of authorized Common Stock is available for issuance to the investors in the event they choose to convert their Series A Preferred Stock, exercise their purchase rights pursuant to the Warrants, we pay dividends on the Series A Preferred Stock in shares of Common Stock, or additional shares of our Common Stock are issuable pursuant to the anti-dilution and other adjustment provisions of the Series A Preferred Stock and the Warrants. The terms of our Certificate of Designation for the Series A Preferred Stock and the terms of the Warrants limit the number of shares that are issuable upon conversion of the Series A Preferred Stock and exercise of the Warrants to not greater than 19.999% of the Company's issued and outstanding capital stock at the time the sale was completed until approval of our stockholders is obtained. The AMEX has approved up to an additional 5,000,000 of our shares of our Common Stock for listing that may be issued to the investors. Any issuances of shares of Common Stock in excess of that 5,000,000 shares is subject the approval of our stockholders as described herein and a further application to the AMEX. Although we are unable at this time to determine whether, or how many, shares of Common Stock will be issuable pursuant to the investor's Series A Preferred Stock conversion rights or whether the investors will exercise their purchase rights under the Warrants, the agreement requires, and the Board considers it advisable that we be in a position to issue such additional shares in such circumstances without calling another meeting of our stockholders.

      Pursuant to Rule 713 of the AMEX and our listing agreement with the AMEX, stockholder approval is required for a transaction which may involve the issuance by us of Common Stock equal to twenty percent (20%) or more of the Common Stock outstanding on the date of issuance of the Series A Preferred Stock for less than the greater of book or market value of the Common Stock. The issuance of our Common Stock pursuant to the investors' conversion rights with respect to the Series A Preferred Stock (including the right to purchase Common Stock pursuant to the Investment Option), our payment of dividends on the Series A Preferred Stock, investor exercise of the Warrants and potential issuances of additional shares of our Common Stock pursuant to the anti-dilution and adjustment provisions of the Series A Preferred Stock and the Warrants, may constitute such an issuance.

      The affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote on this item at the Annual Meeting is necessary to ratify the issuance of the Series A Preferred Stock, the Warrants and shares payable as dividends on the Series A Preferred Stock and an indeterminate number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock (including shares issuable upon exercise of the Investment Options) and exercise of the Warrants in accordance with Rule 713 of the AMEX. The enclosed form of proxy provides a means for stockholders to vote to ratify the issuance of the Series A Preferred Stock, the Warrants and shares payable as dividends on the Series A Preferred Stock and an indeterminate number of shares of Common Stock issuable conversion of the Series A Preferred Stock (including shares issuable upon exercise of the Investment Option) and exercise of the Warrants, to vote against it or to abstain from voting with respect to it. If a stockholder executes and returns a proxy, but does not specify how the shares represented by such stockholder's proxy are to be voted, such shares will be voted FOR the ratification of the issuance of the Series A Preferred Stock, the Warrants and an indeterminate number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock (including shares issuable upon exercise of the Investment Options), the issuance of dividend shares, exercise of the Warrants and the issuance of additional shares of Common Stock pursuant to the anti-dilution and other adjustment provisions of the Series A Preferred Stock and Warrants, in accordance with Rule 713 of the AMEX.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE ISSUANCE OF AN INDETERMINATE NUMBER OF SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THE SERIES A PREFERRED STOCK (INCLUDING SHARES ISSUABLE UPON EXERCISE OF THE INVESTMENT OPTIONS) AND AS PAYMENT FOR DIVIDENDS AND EXERCISE OF THE WARRANTS AND THE ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK PURSUANT TO THE ANTI-DILUTION AND OTHER ADJUSTMENT PROVISIONS OF THE SERIES A PREFERRED STOCK AND WARRANTS IN ACCORDANCE WITH RULE 713 OF THE AMEX.

                        DESCRIPTION OF OUR CAPITAL STOCK

      Common Stock. We are authorized to issue up to 100,000,000 shares of Common Stock, $.001 par value per share, 25,825,590 of which are issued and outstanding as of May 1, 2004. The holders of shares of our Common Stock are entitled to receive dividends equally when, as and if declared by the Board of Directors, out of funds legally available therefor.

      Subject to the rights that may be designated by the Board of Directors to the holders of any shares of Preferred Stock then outstanding, the holders of the Common Stock have voting rights, one vote for each share held of record, and are entitled upon liquidation of the Company to share ratably in the net assets of the Company available for distribution. Shares of our Common Stock do not have cumulative voting rights. Therefore, the holders of a majority of the shares of Common Stock may elect all of the directors of the Company and control its affairs and day-to-day operations. The shares of Common Stock are not redeemable and have no preemptive or similar rights. All outstanding shares of our Common Stock are fully paid and non-assessable.

      Preferred Stock. Pursuant to our Certificate of Incorporation, our Board of Directors is authorized, subject to any limitations prescribed by law, to provide for the issuance of shares of up to 10,000,000 shares of preferred stock from time to time in one or more series and to establish the number of shares to be included in each such series and to fix the designation, powers, preferences and relative, participating, optional and other special rights of the shares of each such series and any qualifications, limitations or restrictions thereof. Because the Board of Directors has such power to establish the powers, preferences and rights of each series, it may afford the holders of preferred stock preferences, powers and rights (including voting rights) senior to the rights of the holders of common stock. The issuance of shares of preferred stock, or the issuance of rights to purchase such shares, could be used to discourage an unsolicited acquisition proposal.

      There are currently one series of preferred stock issued and outstanding:
Series A Preferred Stock, with 10,000 shares being authorized and 5,000 shares being issued and outstanding. Up to an additional 9,990,000 shares of Preferred Stock remain authorized. Set forth below is a summary only and it is qualified by our Certificate of Incorporation and the Certificate of Designation for our Series A Preferred Stock, copies of which are available from the Company upon request.

      Description of Series A Preferred Stock. You can find definitions of certain terms used in this description of the features of our Series A Preferred Stock under the subheading "Certain Definitions" below.

Shares Outstanding:     5,000; an additional 5,000 shares issuable pursuant to
                        the Investment Option, subject to satisfaction of certain conditions.

Amount Paid Per Share:  $1,000

Stated Amount
 Per Share:             $1,000

Par Value Per Share:    $.001

Dividends:              Cumulative; 6% per annum on the stated value of $1,000
                        payable in arrears beginning June 1, 2004 payable in cash or in shares of Common Stock at the Company's election (in the event certain conditions are met).

Liquidation Preference: Prior to Common Stock; liquidation payment of $1,000 per share outstanding plus any outstanding unpaid dividends and damages.

Voting Rights:          None, except as required by Delaware law or if we (i)
                        alter or change adversely the powers, preferences or privileges of the Series A Preferred Stock or alter or amend the Certificate of Designation; (ii) authorize or create any class of stock senior or otherwise pari passu with the Series A Preferred Stock; (iii) amend our
                        Certificate of Incorporation or other charter documents so as to affect adversely any rights of the holders of the Series A Preferred Stock; (iv) increase the authorized number of shares of Preferred Stock; or (v) enter into any agreement to do any of the foregoing.

Conversion Price:       $1.44 per share, subject to adjustment.

Conversion Time:        By the Holders: At any time and from time to time.

Adjustments
 to Conversion          Price: The conversion price is subject to adjustment for
                        stock splits, stock dividends and similar events. In addition, if we sell common stock or securities convertible into or exchangeable for Common Stock at a price less than the conversion price in effect (the
                        "Lower Price"), the conversion price will be adjusted to equal the Lower Price.

Mandatory Redemption
 on Fourth Anniversary: In or about April and May, 2008, the Company is required to redeem all outstanding shares of the Series A Preferred Stock for an amount equal to the stated value of said shares, plus all accrued and unpaid dividends and liquidated damages.

Triggered Redemption:   Certain events, such as the Company filing a petition
                        under the federal bankruptcy laws, a change in control
                        (as defined) of the Company, the Company's failure to timely obtain the effectiveness of the Registration
                        Statement or deliver shares upon an investor's conversion or maintain its Common Stock's listing or quoted for more than ten (10) days will also result in a mandated redemption but at a differing price. If based on one of these specified events, the Company will be required to pay an amount equal to the greater of 110% of the Stated Value of the outstanding shares of Series
                        A Preferred Stock or VWAP at the time, plus all accrued and unpaid dividends and liquidated damages.

Liquidated Damages
 for Failure to Meet
 Registration
 Deadlines:             If (i) the Registration Statement is not (a) filed by
                        May 14, 2004, or declared effective by August 11, 2004 as to 3,000 shares of Series A Preferred Stock and their underlying securities and July 6, 2004, or declared effective by September 3, 2004 as to the balance of the shares of Series A Preferred Stock and their underlying securities or (ii) sales of our common stock cannot be made pursuant to the Registration Statement after it is declared effective for 15 consecutive business days or a total of 25 business days during any 12 month period, a penalty of two (2%) percent per month on the Stated
                        Value of any Series A Preferred Shares issued and outstanding is to be paid to the holders until any such failure is cured.

Liquidated Damages
 for Failure to
 Deliver Shares
 on Time: Damages for failure to timely deliver common stock issuable upon conversion of the Series A Preferred Stock up to $10 per trading day for each $2,000 in value of shares of Common Stock underlying the Series A Preferred Stock increasing to $20 per trading day for continuing failures.

Other: No issuances of Common Stock that would cause the holder to own more than 4.9% of our total Common Stock at any given time;

                        Total issuances of Common Stock resulting from the conversion of the Series A Preferred Stock and exercise of the warrants issued to the investors and a placement agent of Series A Preferred Stock not to exceed 5,000,000 of such shares without prior stockholder approval;

                        Six month right to participate in any equity financing by the Company up to fifty (50%) percent of such subsequent financing.

      Certain Definitions.

      "Change of Control" means the following: (a) a change in ownership of in excess of 40% of the Company's voting securities within a year; (b) the replacement within a year of more than one-half of the members of the Board of Directors which is not approved by a majority of the members of the Board on April 8, 2004; or (c) the Company entering into an agreement providing for either (a) or (b).

      "Principal Market" means the AMEX and shall also include the New York Stock Exchange, the NASDAQ Small-Cap Market on the NASDAQ National Market, whichever is at the time the principal trading exchange or market for our Common Stock, based upon share volume.

      "Registration Statement" means the registration statement covering the shares of Common Stock underlying the shares of Series A Preferred Stock and the warrants sold to the investor.

      "VWAP" means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Principal Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Principal Market on which the Common Stock is then listed or quoted as reported by Bloomberg Financial L.P. (based on a trading day from 9:30 a.m. Eastern Time to 4:02 p.m. Eastern Time); (b) if the Common Stock is not then listed or quoted on a Principal Market and if prices for the Common Stock are then quoted on the OTC Bulletin Board, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board; (c) if the Common Stock is not then listed or quoted on the OTC Bulletin Board and if prices for the Common Stock are then reported in the "Pink Sheets" published by the Pink Sheets LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the investors and reasonably acceptable to the Company.

      Warrants. The Warrants issued to the two (2) institutional investors, as part of our April 2004 private placement, contain provisions providing for an adjustment in the exercise price and number of shares issuable upon exercise of the Warrants in the event of stock dividends, subdivisions or combinations of our shares of Common Stock, reclassifications of our securities and anti-dilution adjustments in the event of issuances of shares of our Common Stock or securities convertible into or exercisable for our shares of Common Stock for a purchase, conversion or exercise price, as the case may be, below the exercise prices of the Warrants that are substantially similar to the adjustment provisions of our Series A Preferred Stock.

      On November 18, 2003, we issued an aggregate of 1,242,240 shares of our common stock and warrants to purchase 621,120 shares of our common stock to 14 private investors for an aggregate of $2,000,000 (the "November 2003 Private Placement"). One half of said warrants are exercisable at $1.61 per share with the remaining one-half of said warrants exercisable at $2.17 per share.

      In connection with the November 2003 Private Placement described above, we also issued warrants to purchase (a) 186,335 shares at an exercise price of $1.93 per share to Rockwood, Inc., a Commission and NASD registered broker-dealer as partial compensation for its efforts in connection with that offering and (b) 100,000 shares to Duncan Capital LLC ("Duncan"), an investment banking firm. The warrants issued to Duncan were in consideration of advice by Duncan to the Company in connection with that offering. One-half of the warrants issued to Duncan are exercisable at $0.80 per share and the remaining one-half are exercisable at $1.20 per share.

      On November 18, 2003, the registrant issued warrants to purchase an aggregate of 200,000 shares to Strategic Growth International, Inc. ("Strategic") in consideration for future public relation services to be performed by Strategic. Such amount subsequently was reduced to 50,000.

      For a discussion of other warrants, options and other rights to purchase our securities, please refer to our Annual Report, Item 5, "Market For Registrant's Common Equity and Related Stockholder Matters - Recent Sales of Unregistered Securities."

                               EXECUTIVE OFFICERS

      Information concerning the name, age, and position of those executive officers of the Company that are not Directors of the Company is set forth below, together with such officer's business experience during the past five (5) years based upon information supplied to us by them. For information concerning our Executive Officers that are also Directors of the Company. See Proposal 1 - "Election of Directors": above.

NAME                      AGE    POSITION HELD AND TENURE

John M. Dauernheim        59     Chief Operating Officer since January 2004

Daisy Law                 30     Chief Accountant since August 2000

Rango Lam                 30     Secretary since August 2000

Bill Calandra             59     Executive Vice President since September 2002*

* It is expected that Mr. Calandra will resign from his officership with the Company in the near future. However, he is expected to maintain an association with the Company either as an employee or independent contractor.

John M. Dauernheim has served as our Chief Operating Officer since January 2004. Mr. Dauernheim was Chief Operating Officer for OIA Global Logistics ("OIA"), a worldwide logistics and supply chain management company, from June 2000 to December 2003. Prior to his association with OIA, he had been Vice President of Worldwide Operations and Sales for Federal Express Corporation from January 1984 to December 1993 and President and Chief Executive Officer of Aero United Transportation Services, a regional logistics services company, from December 1993 to June 1995. He has also held senior management positions for Yellow Corporation, a nationwide trucking company and GES Exposition Services, a trade show services company. Mr. Dauernheim has been on the Board of Directors of the International Express Carriers Association, the Air Courier Conference and the Bishop's Museum in Hawaii. Mr. Dauernheim holds a Bachelor of Business Administration Degree from Manhattan College.

      Daisy Law has served as our Chief Accountant since August 2000. Ms. Law graduated from the Chinese University of Hong Kong with an honors bachelor degree. She is now a member of the Hong Kong Society of Accountants and the Association of Chartered Certified Accountants.

      Rango Lam has served as our Secretary since August 2000 and is responsible for overseeing our corporate secretarial work. Ms. Lam also possesses over 9 years of experience in sales and marketing activities within the freight forwarding industry. Prior to joining the Company, she worked for a publicly listed freight forwarding company in Hong Kong, Benair (HK) Ltd. and World Connect Limited from 1994 to 1996.

      Bill Calandra has served as our Executive Vice President since September 2002. From 1996 to 2002 he served as Executive Vice President of World Connect Ltd.

EXECUTIVE COMPENSATION

      The following table sets forth the annual and long-term compensation paid for the fiscal years ended December 31, 2002 and 2003 to our Chief Executive Officer and President (collectively, the "Named Executive Officers") and our two most highly compensated employees. No other officer or employee received compensation in excess of $100,000 in either year .


                           SUMMARY COMPENSATION TABLE

                               ANNUAL COMPENSATION

                                                                                                  LONG-TERM
                                                                                                 COMPENSATION
                                                                                                    AWARDS
                                                                                                  SECURITIES
                                               FISCAL                                             UNDERLYING           ALL OTHER
NAME AND POSITIONS                              YEAR            SALARY           BONUS           OPTIONS (#)          COMPENSATION
------------------                             ------           ------           -----           -------------        ------------
                                                            (NAMED EXECUTIVE OFFICERS)

Alfred Lam, Chairman of the                     2002            $50,000             $0                $0                   $0
Board of Directors, Chief
Executive Officer and Treasurer                 2003            $58,650             $0                $0                   $0

Scott Turner, President                         2002(1)        $166,333        $19,840                $0              $16,000

                                                2003           $249,500        $29,976                $0              $24,000

                                                            (OTHER EMPLOYEES)

Thomas Zambuto, Vice President of               2002(1)        $166,333        $19,840                 0              $16,000
Airgate International Corp.
                                                2003            249,500        $29,976                 0              $24,000


Stanley Lee, Chief Executive Officer of         2002(1)        $147,168              0                 0               $3,168 (2)
Airgate International Corp.
                                                2003           $239,962              0                 0              $16,139 (3)


-------------------

(1) Reflects compensation paid to the above individuals for the last eight months of that year.

(2)   Automobile expense allowance.

(3) Includes an automobile expense allowance of $4,752 and a corporate award of a watch at a cost of $11,387.

                      EQUITY COMPENSATION PLAN INFORMATION

      The following table provides information as of December 31, 2003 with respect to shares of Common Stock that may be issued under our existing equity compensation plans:

                                                                                                   NUMBER OF SECURITIES
                                                                                                  REMAINING AVAILABLE FOR
                                        NUMBER OF SECURITIES TO BE        WEIGHTED-AVERAGE         FUTURE ISSUANCE UNDER
                                         ISSUED UPON EXERCISE OF         EXERCISE PRICE OF       EQUITY COMPENSATION PLANS
                                      OUTSTANDING OPTIONS, WARRANTS     OUTSTANDING OPTIONS,       (EXCLUDING SECURITIES
                                                AND RIGHTS              WARRANTS AND RIGHTS       REFLECTED IN COLUMN (A)
                                                ----------                       ----------                --------------
PLAN CATEGORY                                      (A)                          (B)                         (C)
-------------

Equity compensation plans                        200,000                         0                           0
approved by security
holders

Equity compensation plans                           0                            0                           0
not approved by security
Holders

Total                                            200,000                         0                           0


      In connection with our acquisition of securities of Airgate International Corp. ("International") (see "Certain Relationships and Related Transactions"), on April 30, 2002 we entered into three-year employment agreements with Scott Turner and Thomas Zambuto pursuant to which we agreed to pay each of them an annual base salary of $249,500, commencing on January 1, 2003, subject to cost of living increases, along with a bonus, automobile expense allowances and reimburse them for business expenses.

      We have entered into a compensation agreement with Henrik M. Christensen, an executive officer and director of the Company. Mr. Christensen has agreed to accept, as partial consideration for his services to the Company over the next five (5) years, 100,000 shares of our Common Stock. Pursuant to our agreement with Mr. Christensen, we have filed a Registration Statement with the SEC permitting Mr. Christensen to publicly sell his 100,000 shares. During the years ended December 31, 2002 and 2003, Mr. Christensen also received cash compensation of $36,667 and $60,641, respectively.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      On April 30, 2002, we completed the acquisition of 81% of the issued and outstanding capital stock of Airgate International Corp. ("International"). Scott Turner, our President and a member of our Board of Directors was a principal shareholder and was and continues to be an officer and director of International. The consideration payable to Mr. Turner, pursuant to the agreement whereby we acquired International, was $1,430,000 comprised of $750,000 in cash ($150,000 paid at closing of the acquisition with $600,000 payable in four (4) equal quarterly installments on September 30, 2002) and February 28, July 31 and December 31, 2003, having been partially offset by a loan of $62,116 due from International to Mr. Turner. The balance of the purchase price of International was paid by the issuance of 850,000 shares of our common stock with an estimated fair market value of $0.80 per share.

      Alfred Lam, the Chairman of our Board of Directors, Chief Executive Officer and our majority stockholder was until December 16, 2002, a shareholder of AGI Logistics (Shenzhen) Limited ("Shenzhen Ltd."). Shenzhen Ltd. had been a subsidiary of the Company until it was sold in May of 2001 to an entity controlled by Alfred Lam and his spouse, Louisa Chan, also a Director of the Company. During the year ended December 31, 2002, we paid freight costs of $125,873 to Shenzhen Ltd. During that same year, we received a nominal amount of freight income from Shenzhen Ltd.

      Alfred Lam and Louisa Chan were also directors of Sparkle Shipping (China) Limited ("Sparkle"). During 2001, the Company planned to engage in business development in Northern China jointly with Sparkle. However, subsequently, the Company decided to abandon this project due to regional economic uncertainties. An initial deposit paid to Sparkle of $115,385 was treated as advance to a related party and bore interest at the rate of six (6%) percent per annum. The advance was fully repaid during the last quarter of 2002.

      As of December 31, 2002 and 2003, Alfred Lam and Louisa Chan had personally guaranteed $5,328,683 and $6,008,594, respectively, in general banking and loan facilities granted by various banks to the Company and its subsidiaries.

      As of December 31, 2002 and 2003, the balances due to Alfred Lam in the amounts of $23,783 and $20,493, respectively, were unsecured, did not bear interest and had no fixed terms.

                        SECURITY OWNERSHIP OF MANAGEMENT
                          AND CERTAIN BENEFICIAL OWNERS

      As of the Record Date, the Company had a total of 25,825,590 shares of common stock issued and outstanding.

      The following table sets forth information, as of the Record Date, with respect to the beneficial ownership of the Company's common stock by: (i) all directors and persons nominated to become directors; (ii) the Named Executive Officers; (iii) all current executive officers and directors as a group; and
(iv) each stockholder known by the Company to be the beneficial owner of more than 5% of the Company's common stock.

                       (Executive Officers and Directors)


                                                           NUMBER OF SHARES          APPROXIMATE PERCENT
NAME                                                      OWNED BENEFICIALLY            OF CLASS OWNED
----                                                      ------------------         -------------------

Alfred Lam (1) (2) (3)                                         17,000,000                     65.8%
Louisa Chan (1) (2) (3)                                        17,000,000                        *
Henrik M. Christensen (1) (4)                                     113,400                        *
Scott Turner (1)                                                  850,000                      3.3%
Daisy Law (1)                                                       4,300                        *
Kaze Chan (1)                                                      55,500                        *
Each of Tan Kay Hock, Kim E.
   Petersen and Liu Kwong Sang (1)                                      0                        *
All Executive Officers and Directors, as a                     18,099,700                      70.1%
Group (13 persons)

                                  (Other Stockholders)

Crestview Capital Master LLC (5)                                2,034,722                      7.3%
Midsummer Investment, Ltd. (6)                                  3,020,833                      10.5%


*  Denotes less than 1%

------------------------

(1) The address for Alfred Lam, Louisa Chan, Daisy Law and Kaze Chan, is c/o Pacific CMA, Inc., Unit D 11/F, Garment Center, 576-586 Castle Peak Road, Cheung Sha Wan, Kowloon, Hong Kong. The address for Henrik M. Christensen is 5B London Court Realty Garden, 41 Conduit Road, Hong Kong. The address for Scott Turner is c/o Airgate International Corp., 153 -04 Rockaway Blvd., Jamaica, N.Y. 11434. The address for Tan Kay Hock is 27 Mount Faber Road, No. 03-01 Mount Faber Lodge, Singapore 099200. The address for Kim
      E. Petersen is 3471 N. Federal Highway, Suite 611, Fort Lauderdale, Florida 33306. The address for Liu Kwong Sang is Unit 1003, 10/F Rightful Center, 12 Tak Hing Street, Tsim Sha Tsui, Kowloon, Hong Kong.

(2) Includes 8,000,000 shares owned by Buller Services Corp. Alfred Lam is the beneficial owner of the shares held by Buller Services Corp.

(3)   Alfred Lam and Louisa Chan are husband and wife.

(4)   Includes 5,100 shares owned by Mr. Christensen's wife.

(5) Represents shares of the Company's Common Stock issuable upon conversion of shares of the Company's Series A Preferred and issuable upon the exercise of Warrants held by Crestview Capital Master LLC ("Crestview"). Crestview has advised the Company that it is beneficially owned by Richard Levy and Stewart Flint. The address for Crestview is 95 Revere Drive, Suite A, Northbrook, Illinois 60062.

(6) Represents shares of the Company's Common Stock issuable upon conversion of shares of the Company's Series A Preferred Stock and issuable upon the exercise of Warrants held by Midsummer Investment, Ltd. Midsummer Investment, Ltd. has advised the Company that Midsummer Capital, LLC is the investment manager to Midsummer Investment, Ltd. By virtue of such relationship, Midsummer Capital, LLC may be deemed to have dispositive power over the shares owned by Midsummer Investment, Ltd. Midsummer Capital, LLC disclaims beneficial ownership of such shares. Mr. Michael Amsalem and Mr. Scott Kaufman have delegated authority from the members of Midsummer Capital, LLC with respect to our shares owned by Midsummer Investment, Ltd. Messrs. Amsalem and Kaufman may be deemed to share dispositive power over our shares owned by Midsummer Investment, Ltd. Messrs. Amsalem and Kaufman disclaim beneficial ownership of such shares and neither person had any legal right to maintain such delegated authority. The address for Midsummer Investment, Ltd. is 485 Madison Avenue, New York, New York 10022.

                  STOCKHOLDER COMMUNICATIONS WITH OUR DIRECTORS

      Stockholders and other interested parties wishing to contact any member (or all members) of the Board of Directors, any committee of the Board, or any chair of any such committee may do so by mail, addressed, either by name or title, to the Board of Directors or to any such individual directors or group or committee of directors. All such correspondence should be sent to our principal office. Stockholder communications to directors will first be opened by our Secretary's office for the purpose of determining whether the contents represent a message to our directors before being forwarded to the addressee. In addition, our Secretary's office will make, if necessary, sufficient copies of the contents to be forwarded to each director who is a member of the group or committee to which the communication is addressed. However, certain kinds of information, such as materials in the nature of advertising, promotions of a product or service, and patently offensive material, will not be forwarded to our directors.

                         MISCELLANEOUS AND OTHER MATTERS

      PROPOSALS OF STOCKHOLDERS - Proposals of stockholders intended to be considered for inclusion in our proxy statement for the 2005 Annual Meeting of Stockholders must be received by our Secretary's office not earlier than March 18, 2005 and no later than April 17, 2005.

      OTHER BUSINESS - Our Board of Directors is not aware of any other matters to be presented at the Annual Meeting other than those mentioned in the Notice of Annual Meeting of Stockholders enclosed herewith. If any other matters are properly brought before the Annual Meeting, however, it is intended that the person named in the proxy will vote as our Board of Directors directs.

      ADDITIONAL INFORMATION - We will furnish, without charge, copies of exhibits to our Annual Report on Form 10-KSB for the year ended December 31, 2003, as filed with the Commission, upon the written request of any person who is a stockholder as of the Record Date, upon payment of a reasonable fee which shall not exceed our reasonable expenses in connection therewith. Requests for such materials should be directed to Pacific CMA, Inc., 1350 Avenue of the Americas, Suite 3100, New York, New York 10019, Attention: Secretary. Such information may also be obtained free of charge by accessing the Commission's web site at www.sec.gov.

                                             By Order of the Board of Directors,



                                             Rango Lam
                                             Secretary

New York, New York
May 17, 2004

           ALL STOCKHOLDERS ARE REQUESTED TO COMPLETE, DATE, SIGN AND
                       RETURN THE ENCLOSED PROXY PROMPTLY.

                                  FORM OF PROXY
                              --------------------

                                      FRONT
                             -----------------------

                                PACIFIC CMA, INC.
                           1350 AVENUE OF THE AMERICAS
                                   SUITE 3100
                            NEW YORK, NEW YORK 10019


                    THIS PROXY IS SOLICITED ON BEHALF OF THE
           BOARD OF DIRECTORS FOR THE ANNUAL MEETING ON JUNE 11, 2004

      The undersigned stockholder of Pacific CMA, Inc., a Delaware corporation (the "Company"), hereby appoints Alfred Lam and Scott Turner, and each of them, as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of the Company's common stock which the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held on June 11, 2004, and any adjournment thereof, with all powers which the undersigned would possess if personally present.

      The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of the Company dated May 17, 2004.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                                      BACK
                                     -------

      This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted "FOR" the election of Directors and "FOR" the Approval of Proposals 2, 3 and 4.

         Please mark your votes as in this example   [X]

1. ELECTION OF DIRECTORS
                                            Withhold Authority
Nominees                   For      Against    To Vote For

Alfred Lam                 [  ]        [  ]       [  ]
Scott Turner               [  ]        [  ]       [  ]
Louisa Chan                [  ]        [  ]       [  ]
Henrik M. Christensen      [  ]        [  ]       [  ]
Kaze Chan                  [  ]        [  ]       [  ]
Tan Kay Hock               [  ]        [  ]       [  ]
Liu Kwong Sang             [  ]        [  ]       [  ]
Kim E. Petersen            [  ]        [  ]       [  ]

2. PROPOSAL TO APPROVE THE APPOINTMENT OF BKD, LLP AS AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004.


FOR      [  ]                   AGAINST     [  ]                   ABSTAIN  [  ]

3. PROPOSAL TO RATIFY THE APPOINTMENT OF LIU KWONG SANG AND TAN KAY HOCK TO THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS.

FOR      [  ]                   AGAINST     [  ]                   ABSTAIN  [  ]

4. PROPOSAL TO APPROVE THE FULL EFFECT OF THE STOCK DIVIDEND PAYMENTS, CONVERSION AND ANTI-DILUTION AND OTHER ADJUSTMENTS OF THE COMPANY'S PREFERRED STOCK AND WARRANTS ISSUED AND SOLD TO TWO (2) INSTITUTIONAL INVESTORS IN APRIL AND MAY 2004.

FOR      [  ]                   AGAINST     [  ]                   ABSTAIN  [  ]

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

CHECK HERE FOR ADDRESS CHANGE  [  ] NEW ADDRESS:
                                                 -------------------------------

      Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. If a limited liability company, please sign in the limited liability company name by an authorized person.


DATED:   _________ __, 2004
                                            ------------------------------------
                                            Signature


PLEASE MARK, SIGN, DATE AND RETURN THE
PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE
                                            ------------------------------------
                                            Signature if held jointly